CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Prudential Annuities Life Assurance Corporation Variable Account B (“Registration Statement”) of our reports dated April 11, 2019, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 7, 2019, relating to the financial statements of Prudential Annuities Life Assurance Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
April 11, 2019

Appendix A

AST Goldman Sachs Large-Cap Value Portfolio	ProFund VP Biotechnology	AST Fidelity Institutional AM℠ Quantitative Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Basic Materials	AST Prudential Growth Allocation Portfolio
AST Government Money Market Portfolio	ProFund VP UltraBull	AST Advanced Strategies Portfolio
AST Cohen & Steers Realty Portfolio	ProFund VP Bull	AST Investment Grade Bond Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Consumer Services	AST Bond Portfolio 2018
AST T. Rowe Price Large-Cap Value Portfolio	ProFund VP Consumer Goods	AST Bond Portfolio 2019
AST High Yield Portfolio	ProFund VP Oil & Gas	AST Global Real Estate Portfolio
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Europe 30	AST Parametric Emerging Markets Equity Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio	ProFund VP Financials	AST Bond Portfolio 2020
AST Small-Cap Value Portfolio	ProFund VP U.S. Government Plus	AST Jennison Large-Cap Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP Health Care	AST Bond Portfolio 2017
AST Goldman Sachs Small-Cap Value Portfolio	Access VP High Yield Fund	AST Bond Portfolio 2021
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Industrials	Wells Fargo VT Omega Growth Fund (Class 2)
AST Lord Abbett Core Fixed Income Portfolio	ProFund VP Internet	Wells Fargo VT Omega Growth Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Japan	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST MFS Growth Portfolio	ProFund VP Precious Metals	Wells Fargo VT International Equity Fund (Class 1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	ProFund VP Mid-Cap Growth	AST Bond Portfolio 2022
AST Small-Cap Growth Portfolio	ProFund VP Mid-Cap Value	AST Quantitative Modeling Portfolio
AST BlackRock Low Duration Bond Portfolio	ProFund VP Pharmaceuticals	AST BlackRock Global Strategies Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP Real Estate	Invesco V.I. Diversified Dividend Fund (Series I)
AST QMA US Equity Alpha Portfolio	ProFund VP Rising Rates Opportunity	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
AST T. Rowe Price Natural Resources Portfolio	ProFund VP NASDAQ-100	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Semiconductor	Wells Fargo VT Opportunity Fund (Class 1)
AST International Value Portfolio	ProFund VP Small-Cap Growth	Wells Fargo VT Opportunity Fund (Class 2)
AST MFS Global Equity Portfolio	ProFund VP Short Mid-Cap	AST Prudential Core Bond Portfolio
AST J.P. Morgan International Equity Portfolio	ProFund VP Short NASDAQ-100	AST Bond Portfolio 2023
AST Templeton Global Bond Portfolio	ProFund VP Short Small-Cap	AST New Discovery Asset Allocation Portfolio
AST International Growth Portfolio	ProFund VP Small-Cap Value	AST Western Asset Emerging Markets Debt Portfolio
AST Wellington Management Hedged Equity Portfolio	ProFund VP Technology	AST MFS Large-Cap Value Portfolio
AST Capital Growth Asset Allocation Portfolio	ProFund VP Telecommunications	Invesco V.I. Mid Cap Growth Fund (Series I)
AST Academic Strategies Asset Allocation Portfolio	ProFund VP UltraMid-Cap	AST Bond Portfolio 2024
AST Balanced Asset Allocation Portfolio	ProFund VP UltraNASDAQ-100	AST AQR Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio	ProFund VP UltraSmall-Cap	AST ClearBridge Dividend Growth Portfolio
AST RCM World Trends Portfolio	ProFund VP Utilities	Columbia Variable Portfolio Government Money Market Fund (Class 1)
AST J.P. Morgan Global Thematic Portfolio	ProFund VP Large-Cap Growth	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)
AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Large-Cap Value	AST AQR Large-Cap Portfolio
AST Western Asset Core Plus Bond Portfolio	Rydex VT Nova Fund	AST QMA Large-Cap Portfolio
Davis Value Portfolio	Rydex VT NASDAQ-100® Fund	AST Bond Portfolio 2025
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Rydex VT Inverse S&P 500® Strategy Fund	AST Bond Portfolio 2026
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Invesco V.I. Health Care Fund (Series I)	AST Bond Portfolio 2027
Prudential SP International Growth Portfolio (Class I)	Invesco V.I. Technology Fund (Series I)	NVIT Emerging Markets Fund (Class D)
ProFund VP Asia 30	Wells Fargo VT Index Asset Allocation Fund (Class 2)	AST Bond Portfolio 2028

ProFund VP Banks	Wells Fargo VT International Equity Fund (Class 2)	AST Bond Portfolio 2029
ProFund VP Bear	Wells Fargo VT Small Cap Growth Fund (Class 2)